MILESTONE FUNDS

                         TREASURY OBLIGATIONS PORTFOLIO

                        Supplement dated March 25, 1996
                            to the Prospectus dated
                               February 23, 1996

The paragraph describing repurchase agreements under the caption 'Permissible Investments' on page 5 of both the Institutional and Investor Prospectus' is amended as follows:

     The Portfolio enters into repurchase agreements only with primary dealers designated by the Federal Reserve Bank of New York which the Adviser believes present minimal credit risks in accordance with guidelines established by the Board of Trustees of the Trust (the 'Board').

The paragraph following the caption 'Illiquid Securities' on page 6 of both the Institutional and Investor Prospectus' is amended to include:

     In addition, the Fund will not invest in repurchase agreements having a maturity in excess of one year.